UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2004
                                                         ----------------



                            CIRCUIT CITY STORES, INC.
             (Exact name of registrant as specified in its charter)


                                    Virginia
                         (State or other jurisdiction of
                                 incorporation)

    001-05767                                                   54-0493875
    ---------                                                   ----------
   (Commission                                               (I.R.S. Employer
    File No.)                                               Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
               (Address of principal executive offices) (Zip Code)


                                 (804) 527-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

     On October 19, 2004, the Board of Directors of Circuit City Stores, Inc. (the "Company") approved the amendment and restatement of the Circuit City Stores, Inc. Benefit Restoration Plan (the "Benefit Restoration Plan"), effective as of February 28, 1999, the original effective date of the plan.

     The Company maintains the Benefit Restoration Plan to provide compensation competitiveness and to create a retirement program that restores benefits for the Company's more senior executives who are affected by Internal Revenue Code limits on benefits provided to them under the Company's Retirement Plan. Subject to an annual limit, the Benefit Restoration Plan and the Retirement Plan together provide benefits to employees affected by the Internal Revenue Code limits at approximately the same percentage of average compensation as for other employees.

     A copy of the Benefit Restoration Plan is filed as Exhibit 10.1 to this report and is incorporated herein by reference.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit No.   Description of Exhibit

              10.1     Circuit City Stores, Inc. Benefit Restoration Plan




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CIRCUIT CITY STORES, INC.



                                  By:          /s/ W. Alan McCollough
                                       ----------------------------------------
                                       W. Alan McCollough
                                       Chairman, President and
                                       Chief Executive Officer



Date:    October 22, 2004





                                  EXHIBIT INDEX




  Exhibit No.       Description of Exhibit

      10.1          Circuit City Stores, Inc. Benefit Restoration Plan